Warrant Liabilities	12 Months Ended
Dec. 31, 2023
Warrant Liabilities [Abstract]
WARRANT LIABILITIES
17	WARRANT LIABILITIES

In connection with the advisory agreement entered into with Exchange Listing, LLC, a Nevada limited liability corporation, the Company has issued a total of 250,000 warrants exercisable at USD 4.00 per share to Exchange Listing, LLC on March 26, 2023.

Management applied the provisions of debt and equity classification under IAS 32 Financial Instruments: Presentation (“IAS 32”). In accordance with IAS 32, a contract to issue a variable number of shares fail to meet the definition of equity and must instead be classified as a derivative liability and measured at fair value with changes in fair value recognised in the consolidated statement of comprehensive income at each reporting date. As these warrants include contingent settlement provisions that introduce potential variability to the settlement amounts of the warrants, dependent on the occurrence of some uncertain future events, the warrants are accounted for as derivative financial liabilities at fair value.

The Group applied a Black-Scholes pricing model to estimate the fair value of the warrant liabilities. The significant inputs into the model are shown below.

Share price	USD 2.26
Exercise price / warrant	USD 4.00
Expected volatility	130.14%
Dividend yield	Nil
Expected term (years)	4.24 years
Annual risk-free interest rate	3.918%